February 27, 2026
Summary Prospectus

Vanguard STAR® Fund
Investor Shares
Vanguard STAR Fund Investor Shares (VGSTX)
The Fund’s statutory Prospectus and Statement of Additional Information dated February 27, 2026, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/MFs. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
Vanguard STAR Fund (the “Fund”) seeks to provide long-term capital appreciation and income.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
12b-1 Distribution Fee	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.29%
Total Annual Fund Operating Expenses	0.29%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$30	$93	$163	$368
Portfolio Turnover
The Fund pays transaction costs, such as purchase fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.
Principal Investment Strategies
As a fund of funds, the Fund invests in a diversified portfolio of other Vanguard mutual funds (each, an “Underlying Fund” and collectively, the “Underlying Funds”) rather than in individual securities. The Fund follows a balanced investment approach, indirectly investing in a mix of stocks and bonds through its investments in the Underlying Funds. The Fund typically invests 60-70% of its assets in common stocks through actively-managed underlying stock funds and 30-40% of its assets in bonds through an actively-managed underlying bond fund.

The Fund’s underlying stock holdings emphasize large-capitalization stocks of domestic companies and, to a lesser extent, a diversified group of stocks in companies located outside the United States.

The Fund’s underlying bond holdings have various maturities, yields, and credit qualities, and include corporate bonds, U.S. Treasury obligations and other U.S. government and agency securities, bonds of non-U.S. issuers (including emerging market countries), and asset-backed, mortgage-backed (government and commercial), and mortgage-related securities. The Fund’s underlying bond holdings typically have maturities of 90 days or more at the time of their issuance and their dollar-weighted average maturity will normally range between 4 and 12 years but may be longer or shorter under certain market conditions. The credit quality of most of the Fund’s underlying bond holdings is expected to be investment-grade; however, the underlying bond holdings may include bonds rated below investment-grade, also referred to as high-yield securities or “junk” bonds. The Fund’s underlying bond holdings may include bonds of non-U.S. issuers, including emerging market countries.

The Underlying Funds may invest in derivatives such as foreign currency exchange forward contracts, fixed income futures contracts, fixed income options (including options on swaps), currency swaps, interest rate swaps, total return swaps, credit default swaps, or other derivatives.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund and the Underlying Funds invest can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Equity Markets. Certain Underlying Funds invest in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to these Underlying Funds.
• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Investing in Bond Markets. Certain Underlying Funds invest in bonds. As a result, these Underlying Funds may be impacted by the general condition of the bond markets and by factors that affect bonds and bond issuers. For example, as a general rule, bond prices and interest rates move in opposite directions. When interest rates rise, bond prices tend to fall, and when interest rates fall, bond prices tend to go up. Bond income also is affected by changes in interest rates. Interest rates can rise or fall for a number of reasons, including, but not limited to, central bank monetary policy, inflationary or deflationary pressures, and changes in general market and economic conditions. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the overall market and may expose the bond markets in particular to heightened volatility and potential illiquidity. The degree to which an Underlying Fund is impacted by certain bond market risks may vary based on factors disclosed in its principal investment strategies, such as the types of bonds in which it invests and the overall credit quality, average maturity, and/or average duration of its bond holdings.
• Interest Rate Risk. During periods of rising interest rates, bond prices overall may decline, which could result in a decline in an Underlying Fund’s value. The prices of longer-term bonds are more sensitive to changes in interest rates than the prices of shorter-term bonds.
• Income Risk. During periods of falling interest rates, the Fund’s and/or an Underlying Fund’s income may decline. The income paid by shorter-term bonds is subject to a higher degree of fluctuation than the income paid by longer-term bonds.
• Credit Risk. Credit risk refers to the chance that an issuer will default (fail to meet its credit obligations) or fail to make payments in a timely manner, which could result in a loss to an Underlying Fund. In addition, negative perceptions of an issuer’s ability to make payments can cause the price of a security to decline. While all debt securities are subject to credit risk to some extent, those with higher credit quality ratings generally pose less credit risk than those with lower credit quality ratings.
• Bond Liquidity Risk. If an Underlying Fund is unable to sell a security at an advantageous time or price, its returns may be reduced. There may be limited trading in the secondary market for certain debt securities, which could make them more difficult to value or sell.
• Call Risk. Certain bonds held by an Underlying Fund may be callable. The issuer of a callable bond has the right to “call” (redeem) the bond before its maturity date. Calls on bonds held by an Underlying Fund would result in the Underlying Fund losing any price appreciation above the bond’s call price. In addition, because bond calls occur more frequently during periods of falling interest rates, the Underlying Fund likely would be forced to reinvest the proceeds of any called bonds at a lower interest rate than that of the called bonds, resulting in a decline in the Underlying Fund’s income and a potential loss in the value of the Underlying Fund’s investments. Frequent bond calls and subsequent reinvestments of the proceeds also would increase an Underlying Fund’s turnover rate.
• Prepayment Risk. Certain bonds held by an Underlying Fund are subject to risks associated with prepayment. Prepayment risk for callable bonds is described under Call Risk. With respect to mortgage-backed, asset-backed, and similar debt securities, prepayment typically refers to borrowers repaying their debt early (e.g., before the maturity date). Prepayment of bonds held by an Underlying Fund would result in the Underlying Fund losing any price appreciation above the amount repaid (or the bond’s call price, in the case of callable bonds). In addition, because prepayments occur more frequently in low interest rate environments, the Underlying Fund likely would be forced to reinvest the proceeds from any prepayments at a lower interest rate than when the prepaid bonds were purchased, resulting in a decline in the Underlying Fund’s income and a potential loss in the value of the Underlying Fund’s investments. Frequent prepayments and subsequent reinvestment of the proceeds also would increase the Underlying Fund’s turnover rate.
• Extension Risk. During periods of rising interest rates, certain bonds held by an Underlying Fund may be paid off substantially more slowly than originally anticipated. As a result, the value of the bonds may fall, resulting in a decline in an Underlying Fund’s income and a potential loss in the value of an Underlying Fund’s investments.
• High-Yield Securities. Bonds rated below investment-grade, also referred to as high-yield securities, are considered speculative with respect to the issuer’s ability, or perceptions of the issuer’s ability, to make timely principal and interest payments. They are more volatile, less liquid, and involve greater risk of default than investment-grade securities. Investing in high-yield securities could result in a loss of income and/or principal for the Fund.
• Active Management. The Underlying Funds are actively managed. The Underlying Funds' advisors’ security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective.
• Investing in Derivatives. Investing in derivatives may present risks different from, and/or greater than, those associated with investing directly in stocks, bonds, or other types of investments. Derivatives could expose an Underlying

Fund to increased volatility and/or significant loss. Certain derivatives have an inherent leverage component, providing an Underlying Fund exposure to a sizable position in an underlying asset with a relatively small upfront investment at the time an Underlying Fund enters into the derivatives position. For these derivatives, an adverse change in the value or price of the underlying asset could result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives require an Underlying Fund to enter into a contract with a counterparty. If the counterparty is unable or unwilling to fulfill its contractual obligation, an Underlying Fund may experience a loss. A liquid market may not always exist for an Underlying Fund’s derivatives positions. The Underlying Funds may be unable to sell or otherwise exit its derivatives position at desired times or prices, which could also result in a loss to an Underlying Fund. Some derivatives, particularly OTC derivatives, can be complex and often are valued subjectively. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to an Underlying Fund.
Derivatives may not perform as intended, which may result in losses to an Underlying Fund. For example, derivatives used for hedging or as a substitute for a portfolio instrument may not provide the expected benefits, particularly during adverse market conditions. The use of derivatives is also subject to legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of an Underlying Fund’s counterparty, and operational risk, which includes documentation or settlement issues, system failures, inadequate controls, and human error.
• Investing in Foreign Markets. Foreign markets can perform differently than U.S. markets. World events could adversely affect the value and/or liquidity of securities of foreign companies or foreign issuers, potentially in ways that differ from impacts to U.S. companies or issuers. Further, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region could adversely impact a different country or region. In addition, the rights and remedies associated with investments in a fund that invests in foreign securities may be different than a fund that invests in domestic securities. To the extent that the Underlying Funds invest a large portion of their assets in securities of companies located primarily in one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of the Underlying Fund’s investments in such country or region.
• Investing in Emerging Markets. Investments in emerging markets are subject to higher degrees of risk and volatility than investments in developed markets. Compared with developed markets, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets. In addition, emerging markets generally have less efficient trading markets with lower overall liquidity and more volatile currency exchange rates. Each of these risks can cause losses to the Fund’s investments and/or impact the Fund’s performance.

• Currency Risk. Certain Underlying Funds are subject to the risk that foreign currency will perform differently than U.S. dollars and increase the potential loss to an Underlying Fund. Currency exchange rates may be volatile, move rapidly, and change as a result of changes in interest rates, inflation rates, government surpluses or deficits, and monetary policy or currency controls imposed by local governments or supranational entities such as the International Monetary Fund. Changes in currency exchange rates can affect the value of an Underlying Fund’s holdings.
• Currency Hedging. Certain Underlying Funds may attempt to offset currency risk through a hedging strategy; however, by doing so, these Underlying Funds may not be able to capture gains that they could otherwise realize if they did not have a hedging strategy. It generally is not possible to perfectly hedge the risk posed by foreign currency exposure. Hedging transactions can increase transaction costs and subject an Underlying Fund to the risk that a counterparty is unable to fulfill its contractual obligation, in which case the Underlying Fund could be subject to additional loss.
• Underlying Funds Risk. The Fund invests substantially all of its assets in Underlying Funds. This means that the Fund is exposed to all of the risks associated with the investment strategies and policies of those Underlying Funds, including the risk that the Underlying Funds will not meet their investment objectives.
• Allocation to Underlying Funds. The advisor’s selection of Underlying Funds, and the allocation of a high percentage of the Fund’s assets to a relatively few number of Underlying Funds, may cause the Fund to be hurt disproportionately by the poor performance of any one Underlying Fund or to underperform other funds with a similar investment objective.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. The STAR Composite Index is a custom blended index developed by Vanguard weighted 43.75% MSCI U.S. Broad Market Index, 37.5% Bloomberg U.S. Universal Index (U.S. Universal), and 18.75% MSCI ACWI ex USA Index. MSCI international benchmark returns are adjusted for withholding taxes. The Fund is using a comparative benchmark that is different from the one used for the immediately preceding fiscal period. The fixed income portion of the STAR Composite Index has been changed from 25% Bloomberg U.S. Aggregate Bond Index and 12.5% Bloomberg U.S. 1-5 Year Credit Bond Index to 37.5% Bloomberg U.S. Universal Index. The Bloomberg U.S. Universal Index is the benchmark index used by Vanguard STAR Core-Plus Fund, which is the Fund’s sole underlying fixed income fund.

Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard STAR Fund Investor Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	16.69%	June 30, 2020
Lowest	-13.02%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2025
	1 Year	5 Years	10 Years
Vanguard STAR Fund Investor Shares
Return Before Taxes	15.86%	5.88%	8.95%
Return After Taxes on Distributions	13.00	3.85	7.06
Return After Taxes on Distributions and Sale of Fund Shares	10.51	4.05	6.67
STAR Composite Index (reflects no deduction for fees, expenses, or taxes)	16.68%	7.80%	9.11%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	17.05	13.07	14.21
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard) through its wholly owned subsidiary, Vanguard Capital Management (VCM). VCM exercises portfolio management responsibilities for the Fund.
Portfolio Managers
Aurélie Denis, CFA, Portfolio Manager at VCM. She has co-managed the Fund since 2023.
Walter Nejman, Portfolio Manager at VCM. He has co-managed the Fund since 2013.
Michael R. Roach, CFA, Portfolio Manager at VCM. He has co-managed the Fund since 2023.
Purchase and Sale of Fund Shares
If you invest directly with Vanguard, you may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open a Fund account for Investor Shares is generally $1,000. The minimum investment amount required to add to an existing Fund account is generally $1.

Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you invest in Vanguard fund shares indirectly through an intermediary (including investing in shares through a brokerage account offered by Vanguard Brokerage Services®), please contact that firm directly for more information regarding your eligibility. If you invest in Vanguard fund shares through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.

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CFA® is a registered trademark owned by CFA Institute.
Vanguard STAR Fund Investor Shares—Fund Number 56
To request additional information about the Fund, please visit vanguard.com or contact us at 800-662-7447.
© 2026 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SP 56 022026